DEAN WITTER CAPITAL GROWTH SECURITIES  TWO WORLD TRADE CENTER, NEW YORK, NEW
                                       YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996

DEAR SHAREHOLDER:
During the Fund's fiscal year, the stock market experienced two corrections, the first in June and July and the second in October. While the October correction was relatively minor for the overall stock market, growth stocks were particularly hard hit as concerns regarding third quarter earnings, the national election and uncertainty regarding the economy going into 1997 combined to weigh heavily on these issues.
PERFORMANCE AND PORTFOLIO
For the fiscal year ended October 31, 1996, the Fund produced a return of 17.92 percent compared to a return of 24.05 percent for the broad-based S&P 500 Composite Stock Price Index (S&P 500) and 16.94 percent for the average fund in the Lipper Growth Funds Index. The accompanying chart illustrates the performance of a $10,000 investment in the Fund from inception through the fiscal year ended October 31, 1996, versus the performance of similar hypothetical investments in the S&P 500 and the Lipper Growth Funds Index.
While the Fund outperformed the S&P 500 during the first half of the fiscal year, it underperformed in the second half for several reasons. First and foremost was the particularly strong impact of the two market corrections on growth-related issues. With the Fund's transformation into a more classic type of growth fund, it was penalized during these time periods, particularly during the October correction. During the period, the Fund underperformed the S&P 500 by approximately 4.5 percent in October, which had a dampening effect upon overall fiscal 1996 performance.
Additionally, the Fund was underweighted in the financial and technology sectors which, aside from the early-summer and October corrections, were strong performers during the fiscal year. The Fund is now more heavily weighted in these two areas. Also the Fund had no meaningful exposure to the energy sector since these issues generally have not met the Fund's selection criteria. The lack of exposure in this sector negatively impacted performance as energy stocks were one of the best performers throughout the fiscal year.

DEAN WITTER CAPITAL GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1996, CONTINUED

During the Fund's third fiscal quarter, in order to widen the universe from which the Fund can choose stocks, we modified the Fund's screening criteria. Pursuant to the revised criteria, companies considered for the Fund's portfolio must have demonstrated a history of consistent growth in earnings and revenues for the past several years. In addition, these companies must have solid future earnings growth characteristics and attractive valuations.
                                                    [GRAPHIC]
As part of this new focus, the Fund
established positions in several
companies, including Staples Inc.,
Intel Corp., Tidewater Inc., Green Tree
Financial Corp., Dollar General Corp.,
Household International Inc. and Cisco
Systems Inc. The Fund sold positions in
Forest Labs Inc., International Flavor
and Fragrances, Biomet Inc., Wrigley
Jr. Co., Tootsie Roll Inds., U.S.
Tobacco, International Dairy Queen Inc.
-- Class A and Genuine Parts Co. At the
end of the Fund's 1996 fiscal year the
Fund owned 61 stocks; net assets
totaled slightly more than $506
million.
LOOKING AHEAD
                                                    [GRAPHIC]
We are confident that the changes we
have made to the Fund's screening
criteria and the attractive valuations
now present in many growth issues will
allow the Fund to perform well going
forward.
                                                    [GRAPHIC]
We appreciate your ongoing support of
Dean Witter Capital Growth Securities
and look forward to continuing to serve
your investment needs.
Sincerely,
        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD
DEAN WITTER CAPITAL GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             COMMON STOCKS (93.2%)
             ADVERTISING (2.4%)
   252,200   Interpublic Group of Companies,
             Inc.................................  $    12,231,700
                                                   ---------------
             APPAREL (2.5%)
   218,000   Cintas Corp.........................       12,698,500
                                                   ---------------
             AUTO RELATED (0.1%)
    10,900   United Auto Group, Inc.*............          374,687
                                                   ---------------
             BANKING (1.3%)
    89,900   Fifth Third Bancorp.................        5,629,987
    15,000   State Street Boston Corp............          950,625
                                                   ---------------
                                                         6,580,612
                                                   ---------------
             BEVERAGES - ALCOHOLIC (1.4%)
   182,000   Anheuser-Busch Companies, Inc.......        7,007,000
                                                   ---------------
             BEVERAGES - SOFT DRINKS (1.4%)
   140,000   Coca Cola Co........................        7,070,000
                                                   ---------------
             BIOTECHNOLOGY (2.7%)
   210,000   Medtronic Inc.......................       13,518,750
                                                   ---------------
             CHEMICALS - SPECIALTY (1.6%)
   140,200   Sigma-Aldrich Corp..................        8,201,700
                                                   ---------------
             COMMERCIAL SERVICES (1.6%)
   100,000   Affiliated Computer Services,
             Inc.*...............................        5,350,000
   120,250   Primark Corp.*......................        2,991,219
                                                   ---------------
                                                         8,341,219
                                                   ---------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (1.7%)
   140,000   Cisco Systems, Inc.*................        8,645,000
                                                   ---------------
             COMPUTER SOFTWARE (9.9%)
   115,000   Adaptec, Inc.*......................        6,986,250
   150,000   Computer Associates International,
             Inc.................................        8,868,750
    65,000   EMC Corp.*..........................        1,706,250
    23,500   Ingram Micro, Inc. (Class A)*.......          423,000
    70,000   Microsoft Corp.*....................        9,607,500
   170,000   Oracle Corp.*.......................        7,182,500
   170,000   Parametric Technology Corp.*........        8,287,500
   252,000   Sterling Commerce, Inc.*............        7,087,500
                                                   ---------------
                                                        50,149,250
                                                   ---------------
             DRUGS (2.0%)
   157,000   Schering-Plough Corp................       10,048,000
                                                   ---------------
             DRUGS & HEALTHCARE (2.6%)
   260,000   Abbott Laboratories.................       13,162,500
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             ELECTRONICS (5.9%)
   317,700   Dionex Corp.*.......................  $    12,152,025
   180,000   Harman International Industries,
             Inc.................................        9,247,500
    76,000   Intel Corp..........................        8,341,000
                                                   ---------------
                                                        29,740,525
                                                   ---------------
             ENERGY RELATED (1.2%)
   140,000   AES Corp.*..........................        6,142,500
                                                   ---------------
             ENTERTAINMENT (3.7%)
   295,000   Circus Circus Enterprises, Inc.*....       10,177,500
   230,000   Electronic Arts, Inc.*..............        8,596,250
                                                   ---------------
                                                        18,773,750
                                                   ---------------
             FINANCIAL - MISCELLANEOUS (8.8%)
   350,000   Federal National Mortgage Assoc.....       13,693,750
   220,000   Green Tree Financial Corp...........        8,717,500
   110,000   Household International, Inc........        9,735,000
   200,000   MBNA Corp...........................        7,550,000
    70,000   MGIC Investment Corp................        4,803,750
                                                   ---------------
                                                        44,500,000
                                                   ---------------
             FOOD WHOLESALERS (1.9%)
   286,200   Sysco Corp..........................        9,730,800
                                                   ---------------
             FOODS (2.1%)
   210,700   ConAgra, Inc........................       10,508,663
                                                   ---------------
             HEALTHCARE - DIVERSIFIED (1.8%)
   122,000   United Healthcare Corp..............        4,620,750
   185,000   Universal Health Services, Inc.
             (Class B)*..........................        4,625,000
                                                   ---------------
                                                         9,245,750
                                                   ---------------
             HOTELS/MOTELS (3.7%)
   134,000   HFS, Inc.*..........................        9,815,500
   440,000   La Quinta Inns, Inc.................        8,800,000
                                                   ---------------
                                                        18,615,500
                                                   ---------------
             INSURANCE (1.6%)
    75,100   American International Group,
             Inc.................................        8,157,738
                                                   ---------------
             MACHINERY - DIVERSIFIED (1.4%)
   195,000   Thermo Electron Corp.*..............        7,117,500
                                                   ---------------
             MANUFACTURED HOUSING (1.3%)
   385,000   Clayton Homes, Inc..................        6,496,875
                                                   ---------------
             MANUFACTURING - DIVERSIFIED (1.6%)
   164,000   Sherwin-Williams Co.................        8,220,500
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996, CONTINUED

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             MEDIA GROUP (1.4%)
    95,000   Clear Channel Communications,
             Inc.*...............................  $     6,935,000
                                                   ---------------
             OFFICE EQUIPMENT & SUPPLIES (2.2%)
    40,000   Hewlett-Packard Co..................        1,765,000
   494,000   Staples, Inc.*......................        9,200,750
                                                   ---------------
                                                        10,965,750
                                                   ---------------
             OFFSHORE DRILLING (0.7%)
    77,000   Tidewater, Inc......................        3,368,750
                                                   ---------------
             OIL & GAS PRODUCTS (1.1%)
   195,000   Input/Output, Inc.*.................        5,801,250
                                                   ---------------
             OIL RELATED - INTERNATIONAL (0.2%)
    60,000   Pride Petroleum Services, Inc.*.....        1,042,500
                                                   ---------------
             PHARMACEUTICALS (1.9%)
   195,000   Johnson & Johnson...................        9,603,750
                                                   ---------------
             POLLUTION CONTROL (3.1%)
   225,000   United Waste Systems, Inc.*.........        7,650,000
   234,000   US Filter Corp.*....................        8,073,000
                                                   ---------------
                                                        15,723,000
                                                   ---------------
             RETAIL - DEPARTMENT STORES (4.1%)
   265,000   Dollar General Corp.................        7,353,750
   502,800   Wal-Mart Stores, Inc................       13,387,050
                                                   ---------------
                                                        20,740,800
                                                   ---------------
             RETAIL - DRUG STORES (2.1%)
   288,000   Walgreen Co.........................       10,872,000
                                                   ---------------
             RETAIL - FOOD CHAINS (0.7%)
    80,000   Safeway, Inc.*......................        3,430,000
                                                   ---------------
             RETAIL - SPECIALTY (4.2%)
   415,000   General Nutrition Companies,
             Inc.*...............................        7,573,750
   250,000   Home Depot, Inc.....................       13,687,500
                                                   ---------------
                                                        21,261,250
                                                   ---------------
             SPECIALIZED SERVICES (2.6%)
   454,000   Service Corp. International.........       12,939,000
                                                   ---------------
             TELECOMMUNICATIONS (1.8%)
   110,000   Tellabs, Inc.*......................        9,350,000
                                                   ---------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             UTILITIES (0.9%)
   220,000   Citizens Utilities Co. (Series
             A)*.................................  $     2,392,500
   200,000   Citizens Utilities Co. (Series
             B)*.................................        2,200,000
                                                   ---------------
                                                         4,592,500
                                                   ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $384,906,020)......      471,904,569
                                                   ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------

             SHORT-TERM INVESTMENTS (a) (7.9%)
             U.S. GOVERNMENT AGENCIES
 $   8,000   Federal Home Loan Banks 5.18% due
             11/08/96............................        7,991,942
    22,062   Federal Home Loan Mortgage Corp.
             5.19% to 5.53% due 11/01/96 to
             11/13/96............................       22,033,802
    10,000   Federal National Mortgage Assoc.
             5.175% due 11/05/96.................        9,994,250
                                                   ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (AMORTIZED COST $40,019,994)........       40,019,994
                                                   ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$424,926,014)(B)............      101.1%   511,924,563

LIABILITIES IN EXCESS OF
CASH AND OTHER ASSETS.......       (1.1)    (5,353,372)
                                  -----   ------------

NET ASSETS..................      100.0%  $506,571,191
                                  -----   ------------
                                  -----   ------------

---------------------
 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $425,835,608; the aggregate gross unrealized appreciation is $94,408,176 and the aggregate gross unrealized depreciation is $8,319,221, resulting in net unrealized appreciation of $86,088,955.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $424,926,014)............................  $511,924,563
Cash........................................................        61,132
Receivable for:
    Investments sold........................................     9,209,149
    Shares of beneficial interest sold......................       854,095
    Dividends...............................................       275,491
Prepaid expenses............................................        24,107
                                                              ------------
     TOTAL ASSETS...........................................   522,348,537
                                                              ------------
LIABILITIES:
Payable for:
    Investments purchased...................................    14,526,940
    Plan of distribution fee................................       440,085
    Shares of beneficial interest repurchased...............       324,897
    Investment management fee...............................       284,397
Accrued expenses............................................       201,027
                                                              ------------
     TOTAL LIABILITIES......................................    15,777,346
                                                              ------------
NET ASSETS:
Paid-in-capital.............................................   339,520,458
Net unrealized appreciation.................................    86,998,549
Accumulated net investment loss.............................       (48,617)
Accumulated undistributed net realized gain.................    80,100,801
                                                              ------------
     NET ASSETS.............................................  $506,571,191
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE,
  29,829,176 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $16.98
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

NET INVESTMENT INCOME:
INCOME
Dividends (net of $7,932 foreign withholding tax)...........  $ 5,695,313
Interest....................................................      487,039
                                                              -----------
     TOTAL INCOME...........................................    6,182,352
                                                              -----------
EXPENSES
Plan of distribution fee....................................    5,164,737
Investment management fee...................................    3,339,125
Transfer agent fees and expenses............................      793,958
Shareholder reports and notices.............................       78,146
Professional fees...........................................       52,594
Registration fees...........................................       43,570
Custodian fees..............................................       18,310
Trustees' fees and expenses.................................       18,272
Other.......................................................       13,033
                                                              -----------
     TOTAL EXPENSES.........................................    9,521,745
                                                              -----------
     NET INVESTMENT LOSS....................................   (3,339,393)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   84,433,122
Net change in unrealized appreciation.......................    3,014,056
                                                              -----------
     NET GAIN...............................................   87,447,178
                                                              -----------
NET INCREASE................................................  $84,107,785
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1996   OCTOBER 31, 1995
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss.........................................    $ (3,339,393)      $ (2,027,598)
Net realized gain...........................................      84,433,122         18,302,740
Net change in unrealized appreciation.......................       3,014,056         74,477,893
                                                              ----------------   ----------------
     NET INCREASE...........................................      84,107,785         90,753,035
Net decrease from transactions in shares of beneficial
  interest..................................................     (61,406,297)       (63,860,121)
                                                              ----------------   ----------------
     NET INCREASE...........................................      22,701,488         26,892,914
NET ASSETS:
Beginning of period.........................................     483,869,703        456,976,789
                                                              ----------------   ----------------
     END OF PERIOD
    (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF $48,617
    AND $51,171, RESPECTIVELY)..............................    $506,571,191       $483,869,703
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES
Dean Witter Capital Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 8, 1989 and commenced operations on April 2, 1990.
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.
B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.
C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER CAPITAL GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.475% to the portion of daily net assets exceeding $1.5 billion.
Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.
3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or

DEAN WITTER CAPITAL GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc.("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.
Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at the time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $23,614,745 at October 31, 1996.
The Distributor has informed the Fund that for the year ended October 31, 1996, it received approximately $591,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.
4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $363,486,245 and $450,240,531, respectively. Included in the aforementioned are purchases and sales of Citizens Utilities Co., an affiliate of the Fund by virtue of a common Trustee, in the amount of $1,710,671 and $8,930,272, respectively, as well as a realized gain of $1,547,968.

DEAN WITTER CAPITAL GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

For the year ended October 31, 1996, the Fund incurred brokerage commissions of $167,217 with DWR for portfolio transactions executed on behalf of the Fund. At October 31, 1996, the Fund's payable for investments purchased included unsettled trades with DWR of $311,890.
Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $79,000.
The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension cost for the year ended October 31, 1996 included in Trustees fees and expenses in the Statement of Operations amounted to $2,800. At October 31, 1996, the Fund had an accrued pension liability of $48,617 which is included in accrued expenses in the Statement of Assets and Liabilities.
5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                FOR THE YEAR
                                                                             ENDED                       ENDED
                                                                        OCTOBER 31, 1996            OCTOBER 31, 1995
                                                                   --------------------------  --------------------------
                                                                     SHARES        AMOUNT        SHARES        AMOUNT
                                                                   -----------  -------------  -----------  -------------
Sold.............................................................    6,983,726  $ 113,678,617    9,967,719  $ 129,676,850
Repurchased......................................................  (10,755,353)  (175,084,914) (14,892,453)  (193,536,971)
                                                                   -----------  -------------  -----------  -------------
Net decrease.....................................................   (3,771,627) $ (61,406,297)  (4,924,734) $ (63,860,121)
                                                                   -----------  -------------  -----------  -------------
                                                                   -----------  -------------  -----------  -------------

6. FEDERAL INCOME TAX STATUS
During the year ended October 31, 1996, the Fund utilized its net capital loss carryover of approximately $3,122,000.
As of October 31, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1996 paid-in-capital was charged $3,356,840, accumulated undistributed net realized gain was credited $14,893 and accumulated net investment loss was credited $3,341,947.

DEAN WITTER CAPITAL GROWTH SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                      FOR THE PERIOD
                                                                                                      APRIL 2, 1990*
                                                     FOR THE YEAR ENDED OCTOBER 31                       THROUGH
                                    ----------------------------------------------------------------   OCTOBER 31,
                                      1996       1995       1994       1993       1992       1991          1990
--------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period............... $  14.40   $  11.86   $  13.35   $  14.09   $  13.58   $   9.19   $   10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------     ------

Net investment income (loss).......    (0.11)     (0.06)     (0.07)     (0.08)     (0.03)     (0.01)       0.01

Net realized and unrealized gain
 (loss)............................     2.69       2.60      --         (0.50)      0.58       4.42       (0.82)
                                    ---------  ---------  ---------  ---------  ---------  ---------     ------

Total from investment operations...     2.58       2.54      (0.07)     (0.58)      0.55       4.41       (0.81)
                                    ---------  ---------  ---------  ---------  ---------  ---------     ------

Less dividends and distributions
 from:
   Net investment income...........    --         --         --         --         --         (0.02)     --
   Net realized gain...............    --         --         (1.42)     (0.16)     (0.04)     --         --
                                    ---------  ---------  ---------  ---------  ---------  ---------     ------

Total dividends and
 distributions.....................    --         --         (1.42)     (0.16)     (0.04)     (0.02)     --
                                    ---------  ---------  ---------  ---------  ---------  ---------     ------

Net asset value, end of period..... $  16.98   $  14.40   $  11.86   $  13.35   $  14.09   $  13.58   $    9.19
                                    ---------  ---------  ---------  ---------  ---------  ---------     ------
                                    ---------  ---------  ---------  ---------  ---------  ---------     ------

TOTAL INVESTMENT RETURN+...........    17.92%     21.42%     (0.79)%    (4.25)%     4.06%     48.07%      (8.10)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.84%      1.89%      1.87%      1.81%      1.74%      1.83%       1.97%(2)

Net investment income (loss).......    (0.64)%    (0.43)%    (0.15)%    (0.38)%    (0.32)%    (0.17)%      0.25%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $506,571   $483,870   $456,977   $683,165   $973,110   $600,027        $206,588

Portfolio turnover rate............       72%        33%        13%        25%        29%        40%         10%(1)

Average commission rate paid.......    0.0571     --         --         --         --         --         --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER CAPITAL GROWTH SECURITIES
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Capital Growth Securities (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period April 2, 1990 (commencement of operations) through October 31, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 5, 1996

                 (This page has been left blank intentionally.)

DEAN WITTER CAPITAL GROWTH SECURITIES
                              GROWTH OF $10,000


     DATE                   TOTAL               S&P                 LIPPER IX
April  2, 1990                 $10,000           $10,000             $10,000
October 31, 1990               $ 9,190           $ 9,173
October 31, 1991               $13,605           $12,242             $12,709
October 31, 1992               $14,158           $13,459             $13,701
October 31, 1993               $13,556           $15,465             $16,301
October 31, 1994               $13,450           $16,061             $16,634
October 31, 1995               $16,330           $20,298             $20,622
October 31, 1996               $19,256 (3)       $25,180             $24,116

                          AVERAGE ANNUAL TOTAL RETURNS
               1 YEAR              5 YEARS                  LIFE OF FUND


               17.92 (1)            7.19 (1)                 10.47 (1)
               12.92 (2)            6.89 (2)                 10.47 (2)



                   Fund          S&P 500 (4)          LIPPER IX (5)
              -----         -----                 ----

Past performance is not predictive of future returns.
________________________________________

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years - 2%, since inception - 0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on October 31, 1996.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Growth Funds Index is an equally-weighted performance index of the largest- qualifying funds (based on net assets) in the Lipper Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.